UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 26, 2006

MARKWEST ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-31239	27-0005456
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1515 Arapahoe Street, Tower 2, Suite 700, Denver, CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-925-9200

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Other Events.

Effective October 27, 2006 MarkWest Energy Partners, L.P. (“Registrant”) announced the appointments of Nancy K. (Masten) Buese as Chief Financial Officer, John C. Mollenkopf as Chief Operations Officer, and Randy S. Nickerson as Chief Commercial Officer.

Ms. Buese, 36, most recently was named as the acting Chief Financial Officer, effective October 1, 2006.  Ms. Buese formerly held the position of Chief Accounting Officer and Senior Vice President of MarkWest Energy Partners, L.P., having been in that position since November 2005.  Prior to joining MarkWest, Ms. Buese served as Chief Financial Officer of Experimental and Applied Sciences, Inc. (EAS) in Golden, Colorado (EAS is a wholly-owned subsidiary of the Ross Products Division of Abbott Laboratories).  Prior to her employment at EAS, Ms. Buese served as a Vice President at TransMontaigne, Inc. in Denver, Colorado.  Preceding that appointment, Ms. Buese was a Partner with Ernst & Young, having spent twelve years with the firm at its Denver, London, New York and Washington, D.C. offices.  Ms. Buese earned a B.S. in Accounting from the University of Kansas and is a licensed CPA in the State of Colorado.

Mr. Mollenkopf, 45, was appointed Senior Vice President, Southwest Business Unit, of the general partner of MarkWest Energy in January 2004. Preceding that appointment, Mr. Mollenkopf had served as Vice President, Business Development of the Company since January 2003. Prior to that, he served as Vice President, Michigan Business Unit, of MarkWest Energy’s general partner since its inception in May 2002 and in the same capacity with MarkWest Hydrocarbon since December 2001. Prior to that, Mr. Mollenkopf was General Manager of the Michigan Business Unit of MarkWest Hydrocarbon since 1997. Mr. Mollenkopf joined MarkWest Hydrocarbon in 1996 as Manager, New Projects. Prior to his employment at MarkWest, Mr. Mollenkopf was employed with ARCO Oil and Gas Company, holding various positions in process and project engineering, as well as operations supervision.

Mr. Nickerson, 45, has served as Senior Vice President, Corporate Development of the general partner of MarkWest Energy since October 2003. Preceding that appointment, Mr. Nickerson served as Executive Vice President, Corporate Development of the Registrant’s general partner since January 2003 and as Senior Vice President of the Registrant’s general partner since its inception in May 2002 and has served in the same capacity with MarkWest Hydrocarbon since December 2001. Prior to that, Mr. Nickerson served as MarkWest Hydrocarbon’s Vice President and the General Manager of the Appalachia Business Unit since June 1997. Mr. Nickerson joined MarkWest Hydrocarbon in July 1995 as Manager, New Projects. Prior to his employment at MarkWest, Mr. Nickerson was a Senior Project Manager and Regional Engineering Manager for Western Gas Resources, Inc. from 1990 to 1995. From 1984 to 1990, Mr. Nickerson worked for Chevron USA and Meridian Oil Inc. in various process and engineering positions.

A copy of the press release issued on October 27, 2006 is included as exhibit 99.1 to this Form 8-K.

ITEM 9.01. Financial Statements and Exhibits

(d)          Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release dated October 27, 2006

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARKWEST ENERGY PARTNERS, L.P.
(Registrant)

Date: October 30, 2006	By:	/s/ FRANK M. SEMPLE
Frank M. Semple President and Chief Executive Officer

Exhibit Index

99.1	Press release dated October 27, 2006